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                                                                    Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-91660) of Integra, Inc. of our report dated March 23, 1999 appearing on page 61 of this Form 10-K.


PRICEWATERHOUSECOOPERS LLP


Philadelphia, PA
March 30, 1999